                                                                   EXHIBIT 10.34

                              DATATEC SYSTEMS, INC.

                            INVESTOR RIGHTS AGREEMENT

                                NOVEMBER 2, 2001

                              DATATEC SYSTEMS, INC.

                            INVESTOR RIGHTS AGREEMENT

            This Investor Rights Agreement (the  "Agreement") is made as of this
2nd day of November,  2001,  by and between  Datatec  Systems,  Inc., a Delaware corporation  (the "Company") and Cisco Systems,  Inc., a California  corporation
(the "Investor").

                                    RECITALS

            WHEREAS, the Company and Investor have entered into a Stock Purchase
Agreement (the "Purchase Agreement") of even date herewith pursuant to which the
Company  desires to sell to Investor and Investor  desires to purchase  from the
Company shares of the Company's Common Stock;

            WHEREAS,  a  condition  to the  obligations  of the  Company and the
Investor  under the  Purchase  Agreement  is that the  parties  enter  into this
Agreement in order to provide the  Investor,  among other  things,  with certain rights,  including  rights with respect to the registration of the shares of the
Company's Common Stock acquired by Investor pursuant to the Purchase Agreement;

            WHEREAS,  the  Company and the  Investor  desire to induce the other party to consummate the transactions  contemplated by the Purchase  Agreement by agreeing to the terms and conditions set forth herein.

            NOW,   THEREFORE,   in   consideration   of  the  mutual   promises,
representations,   warranties,  covenants  and  conditions  set  forth  in  this
Agreement  and in the  Purchase  Agreement  and  for  other  good  and  valuable consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. REGISTRATION  RIGHTS. The Company and Investor covenant and agree as follows:

               1.1. DEFINITIONS. For purposes of this Section 1:

                    (a) The terms "register,"  "registered," and  "registration"
refer  to a  registration  effected  by  preparing  and  filing  a  registration statement or similar  document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                    (b) The term  "Registrable  Securities" means (i) the shares of Common Stock  purchased by Investor  pursuant to the Purchase  Agreement  and
(ii) any other shares of Common Stock of the Company issued as (or issuable upon the  conversion  or exercise of any warrant,  right or other  security  which is issued as) a dividend or other  distribution with respect to, or in exchange for or in  replacement  of, the shares  referred  to in clause (i) above;  provided,
however,   that  the  foregoing  definition  shall  exclude  in  all  cases  any
Registrable  Securities  sold by a person in a  transaction  in which his or her rights under this  Agreement are not assigned.  Notwithstanding  the  foregoing,

Common  Stock or other  securities  of the  Company  shall  only be  treated  as
Registrable  Securities  if and so long as (A) they  have  not  been  sold to or through a broker or dealer or underwriter in a public  distribution  or a public securities transaction, (B) they have not been sold in a transaction exempt from the  registration  and prospectus  delivery  requirements  of the Securities Act under Section 4(l) thereof so that all transfer  restrictions,  and  restrictive legends with respect thereto,  if any, are removed upon the consummation of such sale,  (C) they are not  permitted to be  distributed  to the public in a single transaction  pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (D) they are not otherwise  freely  transferable  without restriction under the Securities Act;

                    (c) The  number of shares of  "Registrable  Securities  then outstanding"  shall be  determined  by the  number of  shares  of  Common  Stock outstanding  which  are,  and the  number of shares  of  Common  Stock  issuable pursuant to then exercisable or convertible  securities  which are,  Registrable
Securities;

                    (d) The term "Holder"  means any person owning or having the right to acquire  Registrable  Securities or any assignee  thereof in accordance with Section 3 of this Agreement;

                    (e) The term "Form S-3" means such form under the Securities
Act as in effect on the date hereof or any successor  form under the  Securities
Act; and

                    (f)  The  term  "SEC"  means  the  Securities  and  Exchange
Commission.

               1.2. REQUEST FOR REGISTRATION.

                    (a) If the Company  shall receive at any time after the date of this  Agreement  a written  request  from the  Holders of at least 75% of the
Registrable  Securities  then  outstanding  that the Company file a registration statement  under the  Securities  Act covering the  registration  of Registrable
Securities then the Company shall, within ten days of the receipt thereof,  give written  notice  of such  request  to all  Holders  and  shall,  subject  to the limitations  of  Section  1.2(b),  use its best  efforts  to  effect  as soon as practicable, and in any event within 60 days of the receipt of such request, the registration  under the Securities Act of all Registrable  Securities  which the
Holders request to be registered within 15 days of the mailing of such notice by the Company in accordance with Section 4.3.

                    (b) If  the  Holders  initiating  the  registration  request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an  underwriting,  they shall so advise the
Company as a part of their  request  made  pursuant to this  Section 1.2 and the
Company  shall include such  information  in the written  notice  referred to in
Section  1.2(a).  The  underwriter  will be selected by the Company and shall be acceptable to a majority in interest of the Initiating  Holders.  In such event, the  right  of  any  Holder  to  include  its  Registrable  Securities  in  such registration  shall be  conditioned  upon such  Holder's  participation  in such underwriting  and the inclusion of such Holder's  Registrable  Securities in the underwriting  (unless otherwise mutually agreed by a majority in interest of the
Initiating  Holders and such Holder) to the extent provided herein.  All Holders proposing  to  distribute  their  securities  through  such  underwriting  shall
(together  with the  Company  as  provided  in  Section  1.5(e))  enter  into an underwriting  agreement in customary form with the  underwriter or  underwriters selected  for such  underwriting.  Notwithstanding  any other  provision of this
Section 1.2, if the underwriter  advises the Initiating  Holders in writing that
marketing   factors  require  a  limitation  of  the  number  of  shares  to  be underwritten,  then the  Initiating  Holders  shall so  advise  all  Holders  of
Registrable  Securities  which would otherwise be underwritten  pursuant hereto, and the number of shares of Registrable  Securities  that may be included in the underwriting  shall be  allocated  among  all  Holders  thereof,  including  the
Initiating  Holders,  in proportion (as nearly as  practicable) to the amount of
Registrable Securities of the Company owned by each Holder;  provided,  however, that the  number of shares of  Registrable  Securities  to be  included  in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                    (c)  Notwithstanding  the  foregoing,  if the Company  shall furnish to the Initiating  Holders a certificate  signed by the President of the
Company  stating that,  in the good faith  judgment of the Board of Directors of the Company (the "Board"),  it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement,  the Company shall have the right to defer such  filing for a period of not more than 90 days after receipt of the request of the Initiating Holders;  provided,  however,  that the
Company may not utilize this right more than once in any twelve-month period.

                    (d) In  addition,  the  Company  shall not be  obligated  to effect,  or to take any  action to effect,  any  registration  pursuant  to this
Section 1.2:

                        (i)   after the Company has  effected  one  registration
                              pursuant to this Section 1.2 and such registration
                              has been declared or ordered effective;

                        (ii)  during the period  starting  with the date 60 days
                              prior to the Company's  good faith estimate of the
                              date of filing  of,  and ending on a date 180 days
                              after  the  effective   date  of,  a  registration
                              subject to Section 1.3 hereof;  provided  that the
                              Company is  actively  employing  in good faith all
                              reasonable  efforts  to  cause  such  registration
                              statement to become effective;

                        (iii) if the  Initiating  Holders  propose to dispose of
                              shares  of  Registrable  Securities  that  may  be
                              immediately  registered  on Form S-3 pursuant to a
                              request made pursuant to Section 1.4 below; or

                        (iv)  if the Company shall at the time have  effective a
                              shelf  registration  statement in accordance  with
                              the terms of Section 1.8 hereof, pursuant to which
                              the  Initiating  Holders  could effect the sale of
                              such Holders' Registrable Securities in the manner
                              requested.

               1.3. COMPANY  REGISTRATION.  If (but without any obligation to do
so) the Company proposes to register  (including for this purpose a registration effected by the  Company for  shareholders  other than the  Holders)  any of its stock  under  the  Securities  Act in  connection  with an  underwritten  public offering of such securities solely for cash (other than a registration  relating solely  to the sale of  securities  to  participants  in a  Company  stock  plan approved by the Board or a transaction  covered by Rule 145 under the Securities
Act  approved  by the  Board,  a  registration  in which  the only  stock  being registered is Common Stock issuable upon conversion of debt securities which are also being  registered,  or any  registration on any form which does not include substantially  the same  information  as would be  required  to be included in a registration  statement  covering the sale of the Registrable  Securities),  the
Company  shall,  at such time,  promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such  notice by the  Company in  accordance  with  Section  4.3,  the
Company  shall,  subject to the  provisions  of Section  1.9 below,  cause to be registered under the Securities Act all of the Registrable  Securities that each such Holder has requested to be  registered.  If a Holder decides not to include any or all of its Registrable  Securities in any registration statement filed by the  Company,  such  Holder  shall  nevertheless  continue  to have the right to include any Registrable  Securities in any subsequent  registration statement or statements  as may be filed by the  Company  with  respect to  offerings  of its securities, all upon the terms and conditions set forth herein.

               1.4.  FORM S-3  REGISTRATION.  In case the Company  shall receive from any Holder or Holders a written request or requests that the Company effect a registration  on Form S-3, and any related  qualification  or compliance  with respect to all or a part of the Registrable  Securities  owned by such Holder or
Holders, the Company will:

                    (a)   promptly   give   written   notice  of  the   proposed
registration,  and  any,  related  qualification  or  compliance,  to all  other
Holders; and

                    (b) as soon as reasonably  practicable,  use its  reasonable best  efforts  to effect  such  registration,  up to two per year,  and all such qualifications  and  compliances  as may be so requested  and as would permit or facilitate the sale and  distribution of all or such portion of such Holder's or
Holders' Registrable Securities as are specified in such request,  together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are  specified in a written  request  given within 20 days after receipt of such written notice from the Company;  provided,  however, that the  Company  shall  not be  obligated  to  effect  any such  registration, qualification  or  compliance,  pursuant to this Section 1.4 if: (i) Form S-3 is not available  for such offering by the Holders;  (ii) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith  judgment of the Board,  it would be seriously  detrimental to the Company and its  shareholders  for such Form S-3 Registration to be effected at such  time,  in which  event the  Company  shall  have the right to defer the filing of the Form S-3  registration  statement for a period of not more than 90 days after  receipt of the request of the Holder or Holders  under this  Section
1.4; provided,  however, that the Company shall not utilize this right more than once in any 12 month period;  (iii) the Company has,  within the 12 month period preceding the date of such request,  already  effected one  registration on Form
S-3 for the Holders  pursuant to this Section 1.4;  (iv) if the Company shall at the time have effective a shelf  registration  statement in accordance  with the terms of Section 1.8 hereof, pursuant to which the Holders could effect the sale of such Holders' Registrable  Securities;  (v) in any particular jurisdiction in which the  Company  would be  required to qualify to do business or to execute a
general   consent  to  service  of  process  in  effecting  such   registration,
qualification or compliance,  and in which the Company is not already  qualified to do  business  or subject to service  of  process;  or (vi)  during the period ending 180 days after the effective date of a registration  statement subject to
Section 1.2 or Section 1.3.

                    (c)  Subject  to the  foregoing,  the  Company  shall file a registration  statement covering the Registrable Securities and other securities so  requested  to be  registered  as soon as  practicable  after  receipt of the request or  requests of the  Holders.  Registrations  effected  pursuant to this
Section 1.4 shall not be counted as demands for  registration  or  registrations effected pursuant to Section 1.2.

               1.5. OBLIGATIONS OF COMPANY. Whenever required under this Section
1 to effect the registration of any Registrable  Securities,  the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a  registration  statement with respect to such  Registrable  Securities  and use its best efforts to cause such registration  statement to become  effective,  and, upon the request of the
Holders of a majority of the Registrable Securities registered thereunder,  keep such registration  statement effective for up to 120 days. The Company shall not be required to file, cause to become effective or maintain the  effectiveness of any registration  statement that  contemplates a distribution of securities on a delayed or  continuous  basis  pursuant  to Rule 415 under the  Securities  Act, except for  registrations  pursuant  to Section  1.4 or Section  1.8;  provided, however,  that the  Company  will only be  required  to keep  such  registration statement effective for up to 120 days;

                    (b)  Prepare  and  file  with the SEC  such  amendments  and supplements to such registration statement and the prospectus used in connection with  such  registration  statement  as may be  necessary  to  comply  with  the provisions  of  the  Securities  Act  with  respect  to the  disposition  of all securities covered by such registration statement for up to 120 days;

                    (c)  Furnish  to the  Holders  such  numbers  of copies of a
prospectus,   including  a  preliminary  prospectus,   in  conformity  with  the
requirements  of the  Securities  Act,  and  such  other  documents  as they may reasonably  request  in order  to  facilitate  the  disposition  of  Registrable
Securities owned by them;

                    (d) Use  its  best  efforts  to  register  and  qualify  the securities covered by such registration statement under such other securities or
Blue Sky laws of such  jurisdictions  as shall be  reasonably  requested  by the
Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to  service of process  in any such  states or  jurisdictions,  and in which the
Company  is not  already  qualified  to do  business  or  subject  to service of process;

                    (e) In the event of any underwritten public offering,  enter into and perform its obligations under an underwriting  agreement,  in usual and customary  form,  with the managing  underwriter of such  offering.  Each Holder participating  in such  underwriting  shall  also  enter  into and  perform  its obligations under such an agreement;

                    (f) Notify each Holder of Registrable  Securities covered by such  registration  statement at any time when a prospectus  relating thereto is required to be delivered  under the Securities Act of the happening of any event as a result of which the prospectus included in such registration  statement, as then in effect,  includes  an untrue  statement  of a material  fact or omits to state a material  fact  required to be stated  therein or  necessary to make the statements  therein  not  misleading  in the  light  of the  circumstances  then existing, such obligation to continue for 120 days;

                    (g)  Cause  all  such  Registrable   Securities   registered
pursuant hereunder to be listed on each securities  exchange or over-the-counter market on which similar securities issued by the Company are then listed;

                    (h)  Provide  a  transfer   agent  and   registrar  for  all
Registrable  Securities registered pursuant hereunder and a CUSIP number for all such Registrable  Securities,  in each case not later than the effective date of such registration; and

                    (i) Use its  reasonable  best  efforts  to  furnish,  at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the  underwriters  for sale in connection  with a registration  pursuant to this
Section 1, (i) an  opinion,  dated such date,  of the counsel  representing  the
Company  for the  purposes of such  registration,  in form and  substance  as is customarily given to underwriters in an underwritten public offering,  addressed to the  underwriters,  and (ii) a letter dated such date,  from the  independent certified  public  accountants  of the  Company,  in form  and  substance  as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

               1.6. FURNISH  INFORMATION.  It shall be a condition  precedent to the  obligations  of the Company to take any action  pursuant to this  Section 1 with  respect to the  Registrable  Securities  of any  selling  Holder that such
Holder  shall  furnish to the Company such  information  regarding  itself,  the
Registrable  Securities  held by it, and the intended  method of  disposition of such securities as shall be required to effect the registration of such Holder's
Registrable Securities. The Company shall have no obligation with respect to any registration  requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the  application  of the  preceding  sentence,  the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated  aggregate  offering price required to originally trigger the
Company's  obligation  to initiate  such  registration  as  specified in Section
1.2(a) or Section 1.4, whichever is applicable.

               1.7. EXPENSES OF REGISTRATION.

                    (a)  Demand   Registration.   All   expenses   (other   than
underwriting   discounts   and   commissions)   incurred  in   connection   with
registrations,  filings or  qualifications  pursuant to Section  1.2,  including without limitation all registration,  filing and qualification fees,  reasonable printers'  and  accounting  fees,  fees and  disbursements  of  counsel  for the
Company,  and up to a maximum of $10,000 for the fees and  disbursements  of one counsel for the selling Holders selected by them per registration  right,  shall be borne by the  Company;  provided,  however,  that the  Company  shall  not be required to pay for any expenses of any  registration  proceeding begun pursuant to Section 1.2 if the  registration  request is  subsequently  withdrawn  at the request  of the  Holders  of a  majority  of the  Registrable  Securities  to be registered  and the Company is in compliance  with this Agreement (in which case all participating  Holders shall bear all such reasonable expenses in proportion to the  number of shares  for which  registration  was  requested),  unless  the
Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided,  further, however, that if at the time of such  withdrawal,  the Holders have learned of a material adverse change in the condition,  results, business, or prospects of the Company from that known to the Holders at the time of their  request and have  withdrawn the request with reasonable  promptness  following  disclosure by the Company of such material adverse change,  then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

                    (b)  Company   Registration.   All   expenses   (other  than
underwriting   discounts   and   commissions   incurred   in   connection   with
registrations,  filings or qualifications of Registrable  Securities pursuant to
Section 1.3) for each Holder (which right may be assigned as provided in Section
1.12), including without limitation all registration,  filing, and qualification fees,  printers' and accounting fees, fees and  disbursements of counsel for the
Company,  and up to a maximum of $10,000 (for each  registration  right) for the fees and disbursements of one counsel for the selling Holder or Holders selected by them, shall be borne by the Company.

                    (c)  Registration  on Form S-3.  All  expenses  (other  than underwriting  discounts and commissions) incurred in connection with up to three registrations  requested  pursuant  to  Section  1.4 or the  shelf  registration effected pursuant to Section 1.8, including without limitation all registration, filing, qualification,  printers' and accounting fees, fees and disbursements of counsel for the Company,  and up to a maximum of $10,000 per registration  right for the fees and  disbursements of one counsel for the selling Holder or Holders selected by them, shall be borne by the Company.

               1.8. SHELF REGISTRATION.

                    (a) On the terms and subject to the  conditions set forth in this  Section  1.8, as promptly as  practicable  (and,  in any event,  within 30 calendar days) after the closing of the  transactions  contemplated by Section 1 of the Purchase Agreement,  the Company shall file, and shall thereafter use its reasonable best efforts to cause to become and remain effective,  for two years, a statement  registering for purposes of the Securities Act the resale of all of the Registrable  Securities  (the "Shelf  Registration  Statement")  held by the
Investor (or its permitted transferees).  For so long as the Company is required to cause the Shelf Registration Statement to remain effective, the Company shall use its reasonable  best efforts to cause the  Registrable  Securities to be (x)
registered  or  qualified  (to the extent not exempt from such  registration  or qualification) for sale under the blue sky laws of such states as any Holder may reasonably  request  (provided that the Company shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason thereof) and (y) listed on a national  securities exchange or accepted for quotation on the Nasdaq National Market.

                    (b) In  connection  with the  preparation  and filing of the
Shelf   Registration   Statement,   the  Investor  shall  promptly  provide  all
information  reasonably  requested  by the  Company for  inclusion  in the Shelf
Registration Statement.

               1.9. UNDERWRITING  REQUIREMENTS.  In connection with any offering involving an underwriting of shares of the Company's capital stock under Section
1.3, the Company shall not be required to include any of the Holders' securities in such  underwriting  unless they accept the usual and  customary  terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the  underwriters),  and then only in such quantity as the  underwriters  determine in their sole  discretion will not jeopardize  the success of the offering by the  Company.  If the total amount of securities,  including Registrable  Securities,  requested by shareholders to be included in such offering  exceeds the amount of  securities  to be sold,  other than by the Company, that the underwriters determine in their sole discretion is compatible with the success of the offering,  then the Company shall be required to  include  in the  offering  only that  number of such  securities,  including
Registrable   Securities,   which  the  underwriters  determine  in  their  sole
discretion  will not jeopardize  the success of the offering (the  securities so included to be apportioned pro rata among the selling shareholders  according to the total amount of  securities  entitled to be included  therein  owned by each selling  shareholder or in such other proportions as shall mutually be agreed to by such selling  shareholders),  but in no event shall (i) any shares being sold by a shareholder  exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering,  (ii) the amount of securities of the selling  Holders  included in the offering be reduced below 30% of the total amount of  securities  included in such  offering,  in which  case,  the selling shareholders  may  be  excluded  if  the  underwriters  make  the  determination described above and no other shareholder's  securities are included or (iii) any securities held by an officer or director (or affiliate  thereof) of the Company be  included if any  securities  held by any selling  Holder are  excluded.  For purposes  of the  preceding  parenthetical  concerning  apportionment,  for  any selling  shareholder which is a holder of Registrable  Securities and which is a partnership or corporation,  the partners,  retired partners and shareholders of such holder,  or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single  "selling  shareholder,"  and any pro-rata  reduction with respect to such "selling  shareholder"  shall be based upon the aggregate amount of shares  carrying  registration  rights owned by all entities and  individuals included in such selling shareholder, as defined in this sentence.

               1.10.  DELAY OF  REGISTRATION.  No Holder shall have any right to obtain  or seek  an  injunction  restraining  or  otherwise  delaying  any  such registration as the result of any  controversy  that might arise with respect to the interpretation or implementation of this Section 1.

               1.11.  INDEMNIFICATION.  In the event any Registrable  Securities are included in a registration statement under this Section 1:

                    (a) To  the  extent  permitted  by  law,  the  Company  will indemnify  and hold  harmless each Holder,  any  underwriter  (as defined in the
Securities  Act) for such Holder and each  person,  if any,  who  controls  such
Holder or underwriter within the meaning of the Securities Act or the Securities
Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  against any losses,

claims,  damages,  or  liabilities  (joint or  several) to which they may become subject  under the  Securities  Act, the Exchange Act or other  federal or state law,  insofar as such losses,  claims,  damages,  or liabilities  (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or  violations  (each,  a  "Violation"):  (i) any untrue  statement or alleged  untrue  statement of a material  fact  contained  in such  registration statement,  including any preliminary  prospectus or final prospectus  contained therein or any amendments or supplements  thereto,  (ii) the omission or alleged omission to state  therein a material  fact  required to be stated  therein,  or necessary to make the statements therein not misleading,  or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any
state securities law or any rule or regulation  promulgated under the Securities
Act, the Exchange Act or any state  securities  law; and the Company will pay to each such Holder,  underwriter or controlling person, as incurred,  any legal or other expenses  reasonably  incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity  agreement  contained in this Section 1.11(a) shall not apply to amounts paid in settlement of any such loss,  claim,  damage,  liability,  or action if such settlement is effected  without the consent of the Company (which consent shall not be unreasonably withheld),  nor shall the Company be liable to any Holder,  underwriter or controlling person for any such loss, claim, damage, liability,  or action to the  extent  that it arises  out of or is based  upon a
Violation  which  occurs  in  reliance  upon  and  in  conformity  with  written information  furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (b) To the extent permitted by law, each selling Holder will indemnify  and hold  harmless the Company,  each of its  directors,  each of its officers who has signed the  registration  statement,  each person,  if any, who controls the Company within the meaning of the Securities Act, any  underwriter, any other Holder  selling  securities  in such  registration  statement  and any controlling person of any such underwriter or other Holder,  against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject,  under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses,  claims,  damages,  or liabilities
(or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such  Violation  occurs in reliance  upon and in  conformity  with  written  information  furnished by such
Holder  expressly for use in connection  with such  registration;  and each such
Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person  indemnified  pursuant to this Section  1.11(b),  in connection  with investigating or defending any such loss, claim, damage,  liability,  or action;
provided,  however,  that the  indemnity  agreement  contained  in this  Section
1.11(b) shall not apply to amounts paid in  settlement of any such loss,  claim, damage,  liability or action if such settlement is effected  without the consent of the Holder, which consent shall not be unreasonably withheld;  provided, that in no event  shall any  indemnity  under  this  Section  1.11(b)  exceed the net proceeds  from the  offering  received  by such  Holder,  except  in the case of willful fraud by such Holder.

                    (c) Promptly  after  receipt by an  indemnified  party under this Section 1.11 of notice of the  commencement  of any action  (including  any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the  indemnifying  party a written  notice of the  commencement  thereof and the indemnifying  party shall have the right to  participate  in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying  party
similarly  noticed,   to  assume  the  defense  thereof  with  counsel  mutually satisfactory  to the  parties;  provided,  however,  that an  indemnified  party
(together with all other  indemnified  parties which may be represented  without conflict by one counsel)  shall have the right to retain one  separate  counsel, with the reasonable fees and expenses to be paid by the  indemnifying  party, if representation  of  such  indemnified  party  by  the  counsel  retained  by the indemnifying  party would be inappropriate due to actual or potential  differing interests between such indemnified party and any other party represented by such counsel  in such  proceeding.  The  failure  to  deliver  written  notice to the indemnifying  party within a  reasonable  time of the  commencement  of any such action, if prejudicial to its ability to defend such action,  shall relieve such indemnifying  party of any liability to the indemnified party under this Section
1.11, but the omission so to deliver  written notice to the  indemnifying  party will not relieve it of any liability that it may have to any  indemnified  party otherwise than under this Section 1.11.

                    (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability,  claim, damage or expense referred to therein,  then the indemnifying  party, in lieu of indemnifying such indemnified party  hereunder,  shall  contribute  to the  amount  paid  or  payable  by such indemnified party as a result of such loss, liability, claim, damage, or expense in such  proportion  as is  appropriate  to reflect  the  relative  fault of the indemnifying  party on the one hand and of the indemnified party on the other in connection  with  the  statements  or  omissions  that  resulted  in such  loss, liability,  claim,  damage or  expense as well as any other  relevant  equitable considerations;  provided,  that in no event shall any  contribution by a Holder under this Section 1.11(d) exceed the net proceeds from the offering received by such Holder,  except in the case of willful  fraud by such Holder.  The relative fault of the indemnifying party and of the indemnified party shall be determined by  reference  to,  among other  things,  whether  the untrue or alleged  untrue statement of a material fact or the omission to state a material fact relates to information  supplied by the indemnifying  party or by the indemnified party and the parties' relative intent, knowledge, access to information,  and opportunity to correct or prevent such statement or omission.

                    (e)  Notwithstanding  the foregoing,  to the extent that the provisions on  indemnification  and  contribution  contained in the underwriting agreement  entered into in connection with the underwritten  public offering are in conflict with the foregoing  provisions,  the provisions in the  underwriting agreement shall control.

                    (f) The  obligations  of the Company and Holders  under this
Section  1.11 shall  survive  the  completion  of any  offering  of  Registrable
Securities in a registration statement and the termination of this Agreement.

               1.12. REPORTS UNDER SECURITIES  EXCHANGE ACT OF 1934. With a view to making  available to the Holders the benefits of Rule 144  promulgated  under the  Securities  Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell  securities  of the  Company to the public  without registration or pursuant to a registration on Form S-3, the Company agrees to:

                                       10

                    (a) make and keep  public  information  available,  as those terms are  understood  and  defined in SEC Rule 144,  at all times after 90 days after  the  effective  date of the  first  registration  statement  filed by the
Company for the offering of its  securities to the general public so long as the
Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                    (b) take such action,  including the voluntary  registration of its Common  Stock under  Section 12 of the  Exchange  Act, as is necessary to enable  the  Holders  to  utilize  Form S-3 for the  sale of  their  Registrable
Securities,  such action to be taken as soon as practicable after the end of the fiscal year in which the first  registration  statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely  manner  all  reports  and other  documents  required  of the  Company  under  the  Securities  Act and the
Exchange Act; and

                    (d)  furnish to any  Holder,  so long as the Holder owns any
Registrable  Securities,  forthwith upon request (i) a written  statement by the
Company that it has complied with the reporting requirements of SEC Rule 144 (at any time  after 90 days  after  the  effective  date of the  first  registration statement filed by the Company), the Securities Act and the Exchange Act (at any
time after it has become  subject to such  reporting  requirements),  or that it qualifies as a registrant  whose  securities may be resold  pursuant to Form S-3
(at any time after it so  qualifies),  (ii) a copy of the most recent  annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other information as may be reasonably requested in availing  any  Holder of any rule or  regulation  of the SEC which  permits  the selling of any such securities without registration or pursuant to such form.

               1.13.  LIMITATIONS ON SUBSEQUENT  REGISTRATION  RIGHTS. If at any
time during the two year period following the Closing the Company shall not have effective a shelf registration statement in accordance with the terms of Section
1.8 hereof, pursuant to which the Holders could effect the sale of such Holders'
Registrable Securities;  the Company shall not enter into any agreement with any holder or prospective  holder of any securities of the Company which would allow such holder or prospective holder to have registration  rights that are superior to the registration rights of the Holders hereunder.

               1.14.  TERMINATION  OF  REGISTRATION  RIGHTS.  No Holder shall be entitled to exercise any right  provided for in this Section 1 after the earlier of (i) two years from the date of this Agreement,  or (ii) such time as Rule 144 or another similar  exemption under the Securities Act is available for the sale of all of such Holder's shares during a 90-day period without registration.

            2. COVENANTS OF THE COMPANY.

               2.1.  DELIVERY  OF  FINANCIAL  STATEMENTS.  If for any reason the
Company  is no longer  subject  to or  becomes  delinquent  with  respect to its
Exchange Act reporting requirements, the Company shall deliver to the Investor:

                                       11

                    (a) as soon as practicable,  but in any event within 90 days after the end of each fiscal year of the Company,  an income  statement for such fiscal  year,  a balance  sheet of the Company and  statement  of  shareholder's equity as of the end of such year,  and a statement of cash flows for such year, such  year-end  financial  reports  to  be in  reasonable  detail,  prepared  in accordance with generally accepted accounting principles ("GAAP");

                    (b) as soon as practicable,  but in any event within 30 days after the end of each of the first  three  quarters  for each fiscal year of the
Company,  an unaudited  profit or loss statement,  a statement of cash flows for such  quarter and an  unaudited  balance  sheet as of the end of such month,  in reasonable detail;

                    (c) with respect to the financial  statements  called for in
Section  2.1(a),  an  instrument  executed  by the Chief  Financial  Officer  or
President of the Company and certifying  that such  financials  were prepared in accordance  with GAAP  consistently  applied  with prior  practice  for  earlier periods  (with the  exception  of  footnotes  that may be  required by GAAP) and fairly  present  the  financial  condition  of the  Company  and its  results of operation for the period  specified,  subject to normal and  recurring  year-end audit  adjustment,  provided that the foregoing  shall not restrict the right of the Company to change its  accounting  principles  consistent  with GAAP, if the
Board determines that it is in the best interest of the Company to do so.

               2.2.  INSPECTION.  The Company shall permit each Holder,  at such
Holder's expense, to visit and inspect the Company's properties,  to examine its books of account and records and to discuss the Company's affairs,  finances and accounts with its officers,  all at such reasonable times as may be requested by
Investor; provided, however, that the Company shall not be obligated pursuant to this  Section  2.2 to  provide  access to any  information  which it  reasonably considers to be a trade secret or similar confidential information.

            3.  TRANSFERS;  ASSIGNMENT OF RIGHTS.  Purchaser may transfer any or all of its Registrable  Securities and assign its registration rights under this
Agreement with respect to the Registrable  Securities so  transferred,  provided that the transferee agrees to be subject to the terms of this Agreement and that the Company is, within a reasonable time following such transfer, furnished with written  notice of the name and  address of such  transferee.  In the event of a transfer,  the  Investor  (or any  subsequent  Holder)  shall  (i) take all such actions  and  execute and deliver  all such  documents  as may be  necessary  or reasonably  requested by the Company in order to consummate the transfer of such
Stock  and (ii) pay to the  Company  such  amounts  as may be  required  for any applicable stock transfer taxes.

            4. MISCELLANEOUS.

               4.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the  respective  permitted  successors and assigns of the parties  (including  any  transferees).  Nothing in this  Agreement,  express or implied,  is intended to confer upon any party other than the parties  hereto or their respective successors and assigns any rights,  remedies,  obligations,  or liabilities under or by reason of this Agreement,  except as expressly  provided in this Agreement.

                                       12

               4.2.  AMENDMENTS  AND WAIVERS.  Any term of this Agreement may be amended or waived only with the  written  consent of the Company and the holders of a majority of the Registrable  Securities then outstanding.  Any amendment or waiver  effected in accordance  with this  paragraph  shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

               4.3. NOTICES.  Unless otherwise provided,  any notice required or permitted by this Agreement  shall be in writing and shall be deemed  sufficient upon  delivery,  when  delivered  personally or by overnight  courier or sent by telegram  or fax,  or 48  hours  after  being  deposited  in the U.S.  mail,  as certified or registered mail, with postage  prepaid,  and addressed to the party to be  notified  at such  party's  address  or fax  number  as set  forth in the
Purchase Agreement.

               4.4.  SEVERABILITY.  If one or more  provisions of this Agreement are  held to be  unenforceable  under  applicable  law,  the  parties  agree  to renegotiate  such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision,  then
(a) such provision shall be excluded from this Agreement, (b) the balance of the
Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

               4.5.  GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed,  construed and interpreted in accordance with the laws of the State of  California,  without  giving  effect to  principles of conflicts of laws.

               4.6. COUNTERPARTS.  This Agreement may be executed in two or more counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

               4.7. TITLES AND SUBTITLES.  The titles and subtitles used in this
Agreement  are  used  for  convenience  only  and  are not to be  considered  in construing or interpreting this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                       13

            The parties have executed this Investor  Rights  Agreement as of the date first above written.

COMPANY:                                   INVESTOR:

DATATEC SYSTEMS, INC.                      CISCO SYSTEMS, INC.

By: /s/ Isaac Gaon                         By: /s/ Daniel Scheinman
   ------------------------                    ---------------------------------

Name: Isaac J. Gaon                        Name: Daniel Scheinman
      ---------------------                      -------------------------------

Title: Chairman & CEO                  Title: Sr. VP & Assistant Secretary
       --------------------                       ------------------------------